UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2025
LIFECORE BIOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3515 Lyman Boulevard
Chaska,	Minnesota	55318
(Address of principal executive offices)		(Zip Code)
(952) 368-4300
(Registrant’s telephone number, including area code)
 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LFCR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Event.
On January 17, 2025, Lifecore Biomedical, Inc. (“Lifecore” or the “Company”) issued a press release announcing that it intends to hold a special meeting of its stockholders (the “Special Meeting”) on April 10, 2025 to consider and vote on a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of its common stock, par value $0.001 per share (“Common Stock”) issuable upon conversion of shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Convertible Preferred Stock”) in an amount in excess of 19.99% of the number of shares of the Common Stock outstanding immediately prior to the issuance of such Convertible Preferred Stock (the “Proposal”).
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or the Company’s future performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the proposed Special Meeting and the Proposal, and the Company’s intention with respect to future capital raising activities. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, the ability for the Company to hold the Special Meeting on the anticipated timeline, if at all, changes in the Company’s liquidity needs, as well as the other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended May 26, 2024, and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended August 25, 2024, and November 24, 2024. The forward-looking statements contained herein speak only as of the date of this release. the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.
Additional Information and Where to Find It
In connection with the Special Meeting, Lifecore intends to file proxy materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. THIS DOCUMENT IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT OR ANY OTHER DOCUMENT THAT LIFECORE MAY FILE WITH THE SEC. THE DEFINITIVE PROXY STATEMENT (IF AND WHEN AVAILABLE) WILL BE MAILED TO STOCKHOLDERS OF LIFECORE. Stockholders of Lifecore and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the Proposal. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Lifecore Biomedical, Inc., Attn: Secretary, 3515 Lyman Boulevard, Chaska, MN 55318 (telephone number: 952-368-4300).
Participants in the Solicitation
Lifecore and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the proposals to be submitted to the Company’s stockholders at the Special Meeting. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on September 23, 2024. To the extent holdings of the Company’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Press Release issued January 17, 2025 by Lifecore Biomedical, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 17, 2025

LIFECORE BIOMEDICAL, INC.

By:	/s/ Ryan D. Lake
Ryan D. Lake
Chief Financial Officer